                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

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    /X/  Definitive Information Statement


                        THE PRUDENTIAL SERIES FUND, INC.
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                        THE PRUDENTIAL SERIES FUND, INC.
                          SP LARGE CAP VALUE PORTFOLIO


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                                FEBRUARY 4, 2004


To The Contract Owners:


On November 19, 2003, at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc. (the Fund), the Directors approved two new subadvisory agreements for the Fund's SP Large Cap Value Portfolio. The parties to the subadvisory agreements are Prudential Investments LLC, the Fund's investment manager, and each of J.P Morgan Investment Management Inc. and Hotchkis and Wiley Capital Management LLC. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreements and provides you with an overview of their terms. Prudential Investments LLC will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadvisers.


By order of the Board,


Jonathan D. Shain
SECRETARY

                        THE PRUDENTIAL SERIES FUND, INC.
                          SP LARGE CAP VALUE PORTFOLIO
                                 (800) 778-2255

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                              INFORMATION STATEMENT
                                 FEBRUARY 4, 2004


This information statement is being furnished to contract owners investing in the SP Large Cap Value Portfolio (the Portfolio) which is a series of The Prudential Series Fund, Inc. (the Fund), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits Prudential Investments LLC, as the Fund's manager, to hire new subadvisers and to make certain changes to existing subadvisory agreements with the approval of the Board of Directors, without obtaining shareholder approval.

The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Fund's directors are referred to here as the "Board," "Board Members" or "Directors." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


We are providing contract owners investing in the Portfolio as of January 20, 2004 with this information statement. This information statement relates to the approval by the Directors of new subadvisory agreements dated January 20, 2004 and January 13, 2004, respectively, between Prudential Investments LLC
(PI) and each of J.P. Morgan Investment Management Inc. (J.P. Morgan) and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) with respect to the Portfolio (the Subadvisory Agreements), copies of which are attached hereto as Exhibits A.


J.P. Morgan and Hotchkis and Wiley replaced Fidelity Management and Research Company (Fidelity), which had served as the Portfolio's subadviser since the inception of the Portfolio in 2000. The subadvisory agreement between PI and Fidelity terminated effective at the close of business on January 19, 2004, at which time each of J.P. Morgan and Hotchkis and Wiley assumed responsibility for managing approximately 50% of the Portfolio's assets. The previous subadvisory agreement between PI and Fidelity was last approved by the Directors, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 27, 2003.


The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about February 4, 2004.


THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


THE MANAGER

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of September 5, 2002. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

SHAREHOLDER REPORTS

The Fund's most recent annual report for the fiscal year ended December 31, 2003 has been sent to contract owners. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

                           NEW SUBADVISORY AGREEMENTS

On November 19, 2003, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements and the selection by PI of each of J.P. Morgan and Hotchkis and Wiley to replace Fidelity as the Portfolio's subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between PI and Fidelity. The Directors decided to appoint each of J.P. Morgan and Hotchkis and Wiley as the Portfolio's new subadvisers pursuant to a recommendation made by PI.

The Subadvisory Agreements contain terms and conditions similar to those of the subadvisory agreement with Fidelity, except as more fully described below under "Board Consideration of Subadvisory Agreements." See also "Terms of Subadvisory Agreements" below for a description of the new agreements. J.P. Morgan and Hotchkis and Wiley render investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also make investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI. PI, not the Portfolio, pays an advisory fee to each subadviser. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolio.

The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

On January 31, 2001, shareholders of the Fund authorized PI to enter into new subadvisory agreements without shareholder approval, and on November 29, 2000, the staff of the Division of Investment Management of the SEC confirmed that the Fund may rely on the 1996 order. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered PI's recommendation that each of J.P. Morgan and Hotchkis and Wiley replace Fidelity as the subadviser to the Portfolio. The Directors reviewed performance, compliance, financial and organizational materials regarding J.P. Morgan and Hotchkis and Wiley, and representatives of J.P. Morgan, Hotchkis and Wiley, and PI each made formal presentations to the Directors.

The Directors unanimously approved the new Subadvisory Agreements with each of J.P. Morgan and Hotchkis and Wiley and concluded that they were in the best interests of the Portfolio and its investors. In making that determination, the Directors considered the following factors, among others:
       - The performance of Fidelity, which was consistently lower than the performance of benchmark indexes and the median of peer funds in each year since the inception of the Portfolio;
       - The performance of J.P. Morgan and Hotchkis and Wiley, each of which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in large cap value stocks;
       - The portfolio management teams of J.P. Morgan and Hotchkis and Wiley, each of which has teams of investment professionals with considerable experience in investing in large cap value stocks;
       - The process used by J.P. Morgan and Hotchkis and Wiley for the identification and selection of portfolio securities, which emphasizes the selection of portfolio securities through bottom-up fundamental analysis; and
       - The benefits of using two different subadvisers to manage the Portfolio's assets, including the diversification of risk.


The Directors reviewed the terms of the Subadvisory Agreements. The material terms of the Subadvisory Agreements are substantially the same as those in the prior subadvisory agreement in effect with Fidelity, except the fees. The fee paid by PI to each of J.P. Morgan and Hotchkis and Wiley is lower than the fee paid by PI to Fidelity. In approving the Subadvisory Agreements, the Directors considered the fact that PI had subsidized the Portfolio's expenses from its inception until recently, that PI's profitability on the Portfolio was relatively low due to the relatively low asset level of the Portfolio, and that the dollar amount of the increase to PI would be relatively small due to the Portfolio's asset size. Please see the section entitled "Terms of the Subadvisory Agreements" below for additional fee information. For the fiscal year ended December 31, 2003, Fidelity received $255,662 for advising the Portfolio.

Based upon their review, the Directors concluded that the Subadvisory Agreements were in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreements.


INFORMATION CONCERNING J.P. MORGAN


J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2003, J.P. Morgan and its affiliated companies had approximately $559 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.


Exhibit D contains information about the other mutual funds managed by J.P. Morgan with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of J.P. Morgan.


INFORMATION CONCERNING HOTCHKIS AND WILEY

Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are employees of Hotchkis and Wiley, and Stephens-H&W, a limited liability company whose primary member is Stephen Group, Inc., which is a diversified holding company. As of December 31, 2003, Hotchkis and Wiley had approximately $9.6 billion in assets under management. Hotchkis and Wiley's address is 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017-5439.

Exhibit E contains information about the other mutual funds managed by Hotchkis and Wiley with investment objectives and strategies similar to those of the Portfolio. Exhibit E also lists the principal executive officers and directors of Hotchkis and Wiley.


TERMS OF THE SUBADVISORY AGREEMENTS

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under the Subadvisory Agreements, each of J.P. Morgan and Hotchkis and Wiley is compensated by PI (and not the Fund) at an annual rate of 0.30% of the assets managed by each subadviser. It is expected that J.P. Morgan and Hotchkis and Wiley will each manage approximately 50% of the Portfolio's assets. The Subadvisory Agreements provide that, subject to PI's and the Board of Directors' supervision, each of J.P. Morgan and Hotchkis and Wiley are responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, each of J.P. Morgan and Hotchkis and Wiley also provide PI with all books and records relating to the transactions they execute and render to the Directors such periodic and special reports as the Board of Directors may reasonably request.

The Subadvisory Agreements will remain in full force and effect for a period of two years from the date of their execution, and will continue thereafter as long as their continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreements may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreements will terminate immediately in the event of their assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) the Subadvisory Agreements may be terminated at any time by J.P. Morgan, Hotchkis and Wiley, or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of their obligations and duties thereunder, each of J.P. Morgan and Hotchkis and Wiley will not be liable for any act or omission in connection with their activities as subadvisers to the Fund.

SHAREHOLDER PROPOSALS

As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.


Jonathan D. Shain
SECRETARY


Dated: February 4, 2004

                                                                       EXHIBIT A

                        THE PRUDENTIAL SERIES FUND, INC.

                          SP LARGE CAP VALUE PORTFOLIO

                              SUBADVISORY AGREEMENT

Agreement made as of this 20th day of January 2004 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and J.P. Morgan Investment Management Inc. (J.P. Morgan or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:


1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission) to be filed by the Subadviser. The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus.. In selecting brokers, dealers or futures commissions merchants, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased.. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund

(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to comply with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with the performance of this Agreement and any reports with respect to the Fund prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser shall make reasonably available its employees and officers for consultation with the valuation committee of the Fund or the Manager as the valuation committee may request from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the

Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: Secretary; or (3) to the Subadviser at 522 Fifth Avenue, New York, NY 10036.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:      /s/Robert F. Gunia
Name:    Robert F. Gunia
Title:   Executive Vice President

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:      /s/David Warsoff
Name:    David Warsoff
Title:   Vice President

                                   SCHEDULE A

                        THE PRUDENTIAL SERIES FUND, INC.

                          SP LARGE CAP VALUE PORTFOLIO

As compensation for services provided by J.P. Morgan, Prudential Investments LLC will pay J.P. Morgan a fee equal, on an annualized basis, to the following:

PORTFOLIO NAME                                         ADVISORY FEE
SP Large Cap Value Portfolio                 0.30% of the assets of the
                                             Portfolio managed by J.P. Morgan


Dated as of January 20, 2004.

                        THE PRUDENTIAL SERIES FUND, INC.

                          SP LARGE CAP VALUE PORTFOLIO

                              SUBADVISORY AGREEMENT

Agreement made as of this 13th day of January, 2004 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934
Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs
(b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's

Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v) The Subadviser or an affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

      Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077,
Attention: Secretary; or (3) to the Subadviser at 725 South Figueroa Street, Suite 3900, Los Angeles, CA 90017-5439.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC
By:      /s/Robert F. Gunia
Name:    Robert F. Gunia
Title:   Executive Vice President

HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

By:      /s/Nancy D. Celick
Name:    Nancy D. Celick
Title:   Chief Operating Officer

                                   SCHEDULE A

                        THE PRUDENTIAL SERIES FUND, INC.

                          SP LARGE CAP VALUE PORTFOLIO

As compensation for services provided by Hotchkis and Wiley, Prudential Investments LLC will pay Hotchkis and Wiley a fee equal, on an annualized basis, to the following:

PORTFOLIO NAME                                      ADVISORY FEE
SP Large Cap Value Portfolio                 0.30% for assets managed by
                                             Hotchkis and Wiley


Dated as of January 13, 2004.

                                                                       EXHIBIT B

                             MANAGEMENT OF THE FUND

THE MANAGER

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the agreement and were not interested persons of those parties (as defined in the Investment Company Act) on May 27, 2003. The Management Agreement was approved by contract owners on January 31, 2001.

TERMS OF THE MANAGEMENT AGREEMENT

Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of agreements. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.

In connection with its management of the business affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's subadviser;


(b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

For its services, PI is compensated by the Fund at the rate of 0.80% of the Portfolio's average daily net assets.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser, (c) the fees and certain expenses of the Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

INFORMATION ABOUT PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager for the following investment companies, in addition to the
Fund:

American Skandia Advisor Funds, Inc., America Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Dryden Tax-Managed Small-Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.

PI'S DIRECTORS AND OFFICERS

The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                     POSITION WITH PI                              PRINCIPAL OCCUPATIONS
Robert F. Gunia                 Executive Vice President and Chief  Executive Vice President & Chief Administrative Officer, PI;
                                Administrative Officer              Vice President, Prudential Insurance Company of America
                                                                    (Prudential Insurance); President, Prudential Investment
                                                                    Management Services LLC (PIMS); Executive Vice President,
                                                                    Chief Administrative Officer and Director of American Skandia
                                                                    Investment Services, Inc.; Executive Vice President and
                                                                    Director of American Skandia Fund Services, Inc.; Executive
                                                                    Vice President and Director of American Skandia Advisory
                                                                    Services, Inc.

William V. Healey               Executive Vice President and Chief  Executive Vice President and Chief Legal Officer, PI; Vice
                                Legal Officer                       President and Associate General Counsel, Prudential Insurance;
                                                                    Senior Vice President, Chief Legal Officer and Secretary,
                                                                    PIMS; Executive Vice President and Chief Legal Officer of
                                                                    American Skandia Investment Services, Inc., Executive Vice
                                                                    President and Chief Legal Officer of American Skandia Fund
                                                                    Services, Inc.; Executive Vice President and Chief Legal
                                                                    Officer of American Skandia Advisory Services, Inc.

Keitha L. Kinne                 Executive Vice President            Executive Vice President, PI; Executive Vice President and
                                                                    Director of American Skandia Investment Services, Inc. and
                                                                    Executive Vice President and Director of American Skandia
                                                                    Advisory Services, Inc.

Kevin B. Osborn                 Executive Vice President            Executive Vice President, PI; Executive Vice President and
                                                                    Director of American Skandia Investment Services, Inc. and
                                                                    Executive Vice President and Director of American Skandia
                                                                    Advisory Services, Inc.

Stephen Pelletier               Executive Vice President            Executive Vice President, PI.

Judy A. Rice                    Officer-in-Charge, President,       Officer-in-Charge, President, Chief Executive Officer and
                                Chief Executive Officer and Chief   Chief Operating Officer, PI; Officer-in-Charge, Director,
                                Operating Officer                   President, Chief Executive Officer and Chief Operating Officer
                                                                    of American Skandia Investment Services, Inc.;
                                                                    Officer-in-Charge, Director, President and Chief Executive
                                                                    Officer of American Skandia Fund Services, Inc.;
                                                                    Officer-in-Charge, Director, President, Chief Executive
                                                                    Officer and Chief Operating Officer of American Skandia
                                                                    Advisory Services, Inc.

Philip N. Russo                 Executive Vice President, Chief     Executive Vice President, Chief Financial Officer and
                                Financial Officer and Treasurer     Treasurer, PI; Director of Jennison Associates LLC; Executive
                                                                    Vice President and Director of American Skandia Investment
                                                                    Services, Inc. and Executive Vice President and Director of
                                                                    American Skandia Advisory Services, Inc.

Lynn M. Waldvogel               Executive Vice President            Executive Vice President, PI; Chief Financial Officer and
                                                                    Director of American Skandia Fund Services, Inc.; Executive
                                                                    Vice President, Chief Financial Officer and Director of
                                                                    American Skandia Advisory Services, Inc.

THE TRANSFER AGENT


The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $3,618 for its services in connection with the Portfolio during the fiscal year ended December 31, 2003.


BROKERAGE

During the fiscal year ended December 31, 2003, the Portfolio paid no commissions to Wachovia Securities LLC, or any other affiliated broker.

                                                                       EXHIBIT C

                               OFFICER INFORMATION

NAME (AGE)                            OFFICE(S) WITH THE FUND                          PRINCIPAL OCCUPATIONS
David R. Odenath, Jr. (45)      President                           President of Prudential Annuities (since August 2002);
                                                                    Executive Vice President (since May 2003) of American Skandia
                                                                    Investment Services, Inc; Chief Executive Officer and Director
                                                                    (since May 2003) of American Skandia Life Assurance
                                                                    Corporation, American Skandia Information Services and
                                                                    Technology Corporation and Skandia U.S. Inc.; President, Chief
                                                                    Executive Officer and Director (since May 2003) of American
                                                                    Skandia Marketing, Inc.; Formerly President, Chief Executive
                                                                    Officer, Chief Operating Officer and Officer-In-Charge
                                                                    (1999-2003) of PI; Senior Vice President (since June 1999) of
                                                                    Prudential; formerly Senior Vice President (August 1993-May
                                                                    1999) of PaineWebber Group, Inc.

Robert F. Gunia (57)            Vice President                      Chief Administrative Officer (since June 1999) of PI;
                                                                    Executive Vice President and Treasurer (since January 1996) of
                                                                    PI; President (since April 1999) of PIMS; Corporate Vice
                                                                    President (since September 1997) of Prudential Insurance;
                                                                    Director, Executive Vice President and Chief Administrative
                                                                    Officer (since May 2003) of American Skandia Investment
                                                                    Services, Inc, American Skandia Advisory Services, Inc., and
                                                                    American Skandia Fund Services, Inc.; formerly Senior Vice
                                                                    President (March 1987-May 1999) of Prudential Securities
                                                                    Incorporated (Prudential Securities); Vice President and
                                                                    Director (since May 1989) and Treasurer (since 1999) of The
                                                                    Asia Pacific Fund, Inc.

Grace C. Torres (44)            Treasurer and Principal Financial   Senior Vice President (since January 2000) of PI; Senior Vice
                                and Accounting Officer              President and Assistant Treasurer (since May 2003) of American
                                                                    Skandia Investment Services, Inc. and American Skandia
                                                                    Advisory Services, Inc.; formerly First Vice President
                                                                    (December 1996-January 2000) of PI and First Vice President
                                                                    (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45)          Secretary                           Vice President and Corporate Counsel (since August 1998) of
                                                                    Prudential; Vice President and Assistant Secretary (since May
                                                                    2003) of American Skandia Investment Services, Inc. and
                                                                    American Skandia Fund Services, Inc.; formerly Attorney with
                                                                    Fleet Bank, N.A. (January 1997-July 1998).

Marguerite E.H. Morrison (47)   Assistant Secretary and Chief       Vice President and Chief Legal Officer-Mutual Funds and Unit
                                Legal Officer                       Investment Trusts (since August 2000) of Prudential Insurance;
                                                                    Senior Vice President and Secretary (since April 2003) of PI;
                                                                    Senior Vice President and Secretary (since May 2003) of
                                                                    American Skandia Investment Services, Inc., American Skandia
                                                                    Advisory Services, Inc., and American Skandia Fund Services,
                                                                    Inc.; Vice President and Assistant Secretary of PIMS (since
                                                                    October 2001), previously Senior Vice President and Assistant
                                                                    Secretary (February 2001-April 2003) of PI, Vice President and
                                                                    Associate General Counsel (December 1996-February 2001) of PI.

Jeffrey M. Scarbel (39)         Assistant Treasurer                 Vice President (since November 2000) of PI; formerly Director
                                                                    (October 1996-November 2000) of PI.

Maryanne Ryan (40)              Anti-Money Laundering Compliance    Vice President, Prudential Insurance (since November 1998),
                                Officer                             First Vice President Prudential Securities (March 1997-May
                                                                    1998); Anti-Money Laundering Officer (since 2003) of American
                                                                    Skandia Investment Services, Inc., American Skandia Advisory
                                                                    Services, Inc. and American Skandia Marketing, Inc.


                                                                       EXHIBIT D

                       OTHER FUNDS MANAGED BY J.P. MORGAN

The following table sets forth information relating to the other registered investment company portfolios for which J.P. Morgan acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                             ANNUAL MANAGEMENT FEE           APPROXIMATE NET
FUND                                      (AS A % OF AVERAGE NET ASSETS)  ASSETS AS OF 12/31/03
AEGON / TRANSAMERIA SERIES FUND

J.P. Morgan - Enhanced Index Fund                     .35%                    $  234,824,653

J.P. MORGAN INVESTMENT MANAGEMENT

JPMorgan Disciplined Equity Fund                      .25%                    $  606,631,801

PRUDENTIAL TARGET
Strategic Partners Large Cap Value Fund               .30%                    $   28,449,012
Target Portfolio Trust Large Cap Value           Same as above                $  143,036,558
Portfolio

                            MANAGEMENT OF J.P. MORGAN

The table below lists the name, address, position with J.P. Morgan and principal occupation during the past five years for the principal executive officers and directors of J.P. Morgan.

                                                                     POSITION WITH J.P. MORGAN
NAME AND ADDRESS*                                                     AND PRINCIPAL OCCUPATION
George C. Gatch                      Managing Director; Director and President of JPMorgan Funds.

Evelyn E. Guernsey                   Managing Director; Director and President of J.P. Morgan Investment Management Inc. ("JPMIM")
                                     and Chief Executive Officer of Institutional Sales and Services.

Lawrence Unrein                      Managing Director; Director and Head of the Private Equity Group for JPMorgan Fleming Asset
                                     Management ("JPMFAM").

Mark B.E. White                      Managing Director; Director and Head of International Institutional Business for JPMFAM.
20 Finsbury Street
London, EC2Y9AQ

Roy Kinnear                          Managing Director; Treasurer of JPMIM.

Anthony M.L. Roberts                 Managing Director; Managing Director and Associate General Counsel and Head of Legal for J.P.
                                     Morgan Chase & Co.'s global asset management business.

Thomas J. Smith                      Managing Director; Chief Compliance Officer for J.P. Morgan Chase and Co.'s investment management business in the Americas.

*The address of each person is 522 Fifth Avenue, New York, NY 10036 unless otherwise noted.

                    OTHER FUNDS MANAGED BY HOTCHKIS AND WILEY

The following table sets forth information relating to the other registered investment company portfolios for which Hotchkis and Wiley acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                              ANNUAL MANAGEMENT FEE          APPROXIMATE NET
FUND                                     (AS A % OF AVERAGE NET ASSETS)   ASSETS AS OF 12/31/03
Hotchkis and Wiley Large Cap Value Fund      0.75%                       $ 228.7 million
Target Trust Large Capitalization            0.30%                       $ 173.8 million
Value Portfolio
Strategic Partners Style Specific            0.30%                       $ 30.6 million
Large Capitalization Value Fund

                        MANAGEMENT OF HOTCHKIS AND WILEY

The table below lists the name, address, position with Hotchkis and Wiley and principal occupation during the past five years for the principal executive officers and directors of Hotchkis and Wiley.

                                                                 POSITION WITH HOTCHKIS AND WILEY
NAME AND ADDRESS                                                     AND PRINCIPAL OCCUPATION
George H. Davis, Jr.                 Member of Executive Committee and Chief Executive Officer of Hotchkis and Wiley (since 2001);
725 S. Figueroa Street, 39th Floor   Member of HWCap Holdings, LLC (since 2001); Managing Director of Merrill Lynch Investment
Los Angeles, CA 90017                Managers L.P. ("MLIM") (1996 - 2001).

Nancy D. Celick
725 S. Figueroa Street, 39th Floor   Member of Executive Committee and Chief Operating Officer of Hotchkis and Wiley (since 2001);
Los Angeles, CA 90017                Member of HWCap Holdings, LLC (since 2001); First Vice President of MLIM (1996 - 2001).

Warren A. Stephens                   Member of Executive Committee of Hotchkis and Wiley (since 2001) and President and Chief
111 Center Street                    Executive Officer of Stephens Inc.
Little Rock, AR 72201

Douglas H. Martin                    Member of Executive Committee of Hotchkis and Wiley (since 2001) and Executive Vice President
111 Center Street                    of Stephens Inc.
Little Rock, AR 72201

Nigel Hurst-Brown                    Member of Executive Committee of Hotchkis and Wiley (since 2001) and Chief Executive of
26 Cresswell Place                   Hotchkis and Wiley (UK) Limited (since 2002); Managing Director of MLIM (1998 - 2001);
London SW10 9RB                      Director of Mercury Asset Management Group Plc (1990 - 1998).
United Kingdom

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